UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08603

Name of Fund: Debt Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Debt Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 02/28/06

Date of reporting period: 03/01/05 - 02/28/06

Item 1 - Report to Stockholders

Annual Report
February 28, 2006

Debt Strategies Fund, Inc.

Debt Strategies Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors and Fund Shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.

The Benefits and Risks of Leveraging

Debt Strategies Fund, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


2       DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006

A Letter From the President

Dear Shareholder

Financial markets began 2006 with a return to volatility following a fairly uninspiring 2005. For the six- and 12-month periods ended February 28, 2006, most major market indexes landed in positive territory:

Total Returns as of February 28, 2006                                   6-month        12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                              + 5.93%        + 8.40%
-----------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                             +10.24         +16.59
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)        +15.14         +17.41
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                      - 0.11         + 2.74
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)           + 0.99         + 3.87
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                        + 1.89         + 3.27
-----------------------------------------------------------------------------------------------

The Federal Reserve Board (the Fed) increased interest rates 200 basis points (2.00%) over the past 12 months, bringing the target federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its rate-hiking program. Still, most observers expect at least one more interest rate hike before the Fed pauses in its tightening campaign.

U.S. economic growth, which came in at 4.1% in the third quarter of 2005, fell to 1.6% in the fourth quarter. Growth is expected to reaccelerate in the first quarter of 2006, although the economy is likely to feel some pressure in the quarters ahead as the consumer sector seems to be softening. Capital spending by businesses, however, appears relatively strong. Overall corporate health, including strong company balance sheets, helped prompt robust dividend-distribution, share-buyback and merger-and-acquisition activity in 2005, a trend that has continued in 2006. This, as well as reasonably good company earnings and low core inflation, has been supportive of U.S. stocks despite the headwinds of rising interest rates and high energy prices. Many international equity markets have fared even better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term interest rates advanced more moderately. After flattening dramatically in 2005, the Treasury curve recently has been toying with bouts of inversion, whereby short-term yields have surpassed long-term yields. At period-end, the six-month Treasury bill offered the highest yield on the curve at 4.74%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial advisor and to make portfolio changes, as needed. For timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Director



        DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006                     3

A Discussion With Your Fund's Portfolio Manager

      The Fund provided competitive returns and an attractive yield during the fiscal year as we continued to use our credit-driven investment process to maintain a well-diversified portfolio.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended February 28, 2006, the Common Stock of Debt Strategies Fund, Inc. had net annualized yields of 9.65% and 9.53%, based on a year-end per share net asset value of $6.69 and a per share market price of $6.77, respectively, and $.645 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.57%, based on a change in per share net asset value from $7.06 to $6.69, and assuming reinvestment of all distributions. The Fund's total return for the period kept in line with the +4.62% return of its benchmark, which is an equal blend of the Credit Suisse High Yield Index and the Credit Suisse Leveraged Loan Index.

For the six-month period ended February 28, 2006, the total investment return on the Fund's Common Stock was +3.61%, based on a change in per share net asset value from $6.79 to $6.69, and assuming reinvestment of all distributions. The blended benchmark returned +2.46% for the same period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The high yield market was quite volatile during the 12 months ended February 28, 2006. In spring 2005, we saw the downgrades of both Ford Motor Co.'s and General Motors Corp.'s debt to junk bond status. Uncertainty regarding the absolute volume of bonds that would constitute "fallen angels" (that is, bonds that move from investment grade to junk bond status) and the impact of the downgrades on the high yield index caused some investors in the asset class to head for the sidelines. This led to price weakness and spread widening, particularly among the lower-rated junk bond categories. The market gained perspective on the auto downgrades, rallied through late spring and summer, but retreated in the fall following the bankruptcy filing of auto-parts maker Delphi Automotive Systems. For this 12-month reporting period, the Credit Suisse High Yield Index returned a relatively modest +3.27%.

In contrast, the bank loan market, as represented by the Credit Suisse Leveraged Loan Index, remained solid during the fiscal year, posting a return of +5.96% for the 12 months ended February 28, 2006. This is primarily attributable to the senior secured status of bank loans, which made them less vulnerable to credit concerns when compared to high yield bonds. Another factor contributing to the strong performance of leveraged loans is collateralized loan obligations (CLOs), which now hold more than 60% of the leveraged loan market. As the financing for these structured products has become less expensive, so too has the spread required in the leveraged loan space to make this model work. We are seeing leveraged loan spreads at historically tight levels. The prospect for further spread tightening relies primarily on the cost of CLO financing going forward.

What factors most influenced Fund performance?

Specific credits that contributed most to performance during the past year included Winstar Communications, High Voltage Engineering Corp. (HVE) and Trico Marine Services, Inc. The Fund had participated in a DIP (debtor-in-possession) financing for Winstar back in 2001. We wrote off $3 million that went unpaid following the conversion of the case from a Chapter 11 reorganization to a Chapter 7 liquidation. However, there was an open litigation proceeding against Lucent Technologies Inc. wherein the judge recently (in January 2006) ruled in favor of Winstar. We reinstated this position in the portfolio at $4.1 million, which represents the market bid for the DIP loan plus accrued interest.

Our 501,000 common equity share position in HVE rallied from $1.50 to $9.00 per share during the period. The price of this equity, which we received in 2004 in a Chapter 11 reorganization, had been under pressure as the company faced daunting liquidity issues arising from overextended working capital positions. Subsequently, the company's principal division, Robicon Corp., was sold to Siemens AG at a surprisingly strong multiple, which propelled the stock upward. We liquidated this position in August.


4       DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006

Finally, our $6 million bond position in marine oil service company Trico was converted to equity via a Chapter 11 reorganization in 2005. The Fund received shares which rose in price from $16.63 to $29.13 per share. This move reflects the strong momentum across the entire energy spectrum in the current price environment.

Investments that detracted most from Fund performance included Pliant Corporation, GEO Specialty Chemicals, Inc. and Refco Finance Holdings LLC. Our $12.3 million position in Pliant, a flexible plastic packaging corporation, collapsed from 98 to 27 during the year. An already difficult financial position arising from high resin prices worsened following the August and September hurricanes. Resin suppliers put Pliant on order allocation (that is, rationing), and then subsequently withdrew trade support. Pliant's liquidity position became untenable, leading to a Chapter 11 filing on January 4, 2006.

The Fund holds $9.8 million in bonds and 339,000 shares of common stock of GEO, a specialty chemicals company that services niche markets in electronics, paints and coatings, construction, water treatment and rubber additives. In 2005, high energy costs and raw material inflation hurt the company's profit margins as costs rose faster than prices. This caused the bonds to decline in price from $106.75 to $86.00, while the share price of the equity declined from $15.00 to $4.50. This trend has abated recently, and we believe 2006 should prove to be a key turnaround year for the company.

Financial services company Refco filed for Chapter 11 reorganization following the announcement that the company had discovered that it was owed a debt of approximately $430 million by an entity controlled by the company's CEO. The value of our Refco bonds, which were marked at $108.75 on September 30, 2005, plunged sharply. We liquidated our $7.6 million position at an average price of $50.00.

What changes were made to the portfolio during the period?

We continued to shorten the portfolio's duration, thereby limiting the price sensitivity to rising long-term interest rates, by investing in floating rate notes and bank loans. The Fund is currently at a roughly 60% fixed rate/40% floating rate composition. We intend to aim for a 50% fixed/50% floating make-up in 2006. We think this makes sense given the flat yield curve and our conviction that the probability of rising long-term rates far outweighs that of declining long-term rates.

How would you characterize the Fund's position at the close of the period?

We are on target for a 50% fixed rate/50% floating rate allocation in 2006. Our investment approach will continue to be credit-driven, with the aim of maintaining a well-diversified investment portfolio. We also intend to maintain our use of leverage within a target range of 25% - 30%.

Kevin J. Booth
Vice President and Portfolio Manager

March 8, 2006


        DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006                     5

Portfolio Information

As of February 28, 2006

                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
--------------------------------------------------------------------------------
Anchor Glass Container Corp.* .............................                 2.6%
Nova Chemicals Corp. ......................................                 2.6
Sungard Data Systems, Inc.* ...............................                 2.3
Charter Communications Operating LLC ......................                 2.1
PolyOne Corp.* ............................................                 2.0
Time Warner Telecom Holdings, Inc.* .......................                 1.9
NewPage Corp.* ............................................                 1.9
Sirius Satellite Radio, Inc.* .............................                 1.8
FelCor Lodging LP* ........................................                 1.8
Intelsat Bermuda Ltd.* ....................................                 1.7
--------------------------------------------------------------------------------
*     Includes combined holdings.

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Cable -- U.S. .............................................                15.6%
Chemicals .................................................                14.8
Paper .....................................................                 8.5
Information Technology ....................................                 8.1
Telecommunications ........................................                 7.2
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
A/A .......................................................                 0.7%
BBB/Baa ...................................................                 1.0
BB/Ba .....................................................                 8.6
B/B .......................................................                61.5
CCC/Caa ...................................................                13.0
CC/Ca .....................................................                 0.2
D .........................................................                 1.5
NR (Not Rated) ............................................                10.4
Other* ....................................................                 3.1
--------------------------------------------------------------------------------
* Includes portfolio holdings in common stocks, preferred stocks, warrants, rights and other interests.


6       DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006

Schedule of Investments                                        (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                          Value
====================================================================================
Aerospace & Defense--4.2%
   $ 5,000,000    Alliant Techsystems, Inc., 3%
                    due 8/15/2024 (d)(k)                               $   5,775,000
     7,500,000    L-3 Communications Corp., 3%
                    due 8/01/2035 (d)(k)                                   7,696,875
     9,765,000    Standard Aero Holdings, Inc., 8.25%
                    due 9/01/2014                                          8,593,200
     8,120,000    Vought Aircraft Industries, Inc., 8% due 7/15/2011       7,612,500
                                                                       -------------
                                                                          29,677,575
====================================================================================
Automotive--2.8%
       700,000    Advanced Accessory Systems LLC, 10.75%
                    due 6/15/2011                                            556,500
     3,150,000    Cooper-Standard Automotive, Inc., 8.375%
                    due 12/15/2014                                         2,441,250
     2,700,000    Delco Remy International, Inc., 8.60%
                    due 4/15/2009 (a)                                      2,538,000
     4,625,000    Exide Technologies, 10.50% due 3/15/2013 (d)             3,665,312
     5,000,000    General Motors Acceptance Corporation,
                    5.50% due 1/16/2007 (a)                                4,868,070
     6,050,000    Metaldyne Corp., 11% due 6/15/2012                       4,719,000
       925,000    Tenneco Automotive, Inc. Series B,10.25%
                    due 7/15/2013                                          1,024,438
                  Venture Holdings Co. LLC:
     4,450,000        12% due 6/01/2009 (i)                                        0
     1,800,000        Series B, 9.50% due 7/01/2005 (f)                        2,250
                                                                       -------------
                                                                          19,814,820
====================================================================================
Broadcasting--7.1%
     5,000,000    Canadian Satellite Radio Holdings, Inc.,
                    12.75% due 2/15/2014 (d)                               5,100,000
     1,354,286    Emmis Communications Corp., 10.366%
                    due 6/15/2012 (a)                                      1,354,286
     6,000,000    Granite Broadcasting Corp., 9.75%
                    due 12/01/2010                                         5,430,000
     1,100,000    LIN Television Corp. Series B, 6.50%
                    due 5/15/2013                                          1,043,625
                  Paxson Communications Corp. (a)(d):
     2,800,000        7.777% due 1/15/2012                                 2,800,000
     5,625,000        10.777% due 1/15/2013                                5,442,188
     3,235,000    Sinclair Broadcast Group, Inc. Class A,
                    4.875% due 7/15/2018 (k)                               2,802,319
    13,300,000    Sirius Satellite Radio, Inc., 9.625% due 8/01/2013      13,034,000
    11,250,000    XM Satellite Radio, Inc., 9.75%
                    due 5/01/2009 (a)                                     11,404,688
     2,000,000    Young Broadcasting Inc., 10% due 3/01/2011               1,787,500
                                                                       -------------
                                                                          50,198,606
====================================================================================
Cable--International--1.2%
       750,000    NTL Cable Plc, 8.75% due 4/15/2014                         765,000
                  New Skies Satellites NV:
     3,500,000        9.573% due 11/01/2011 (a)(d)                         3,613,750
     3,700,000        9.125% due 11/01/2012                                3,977,500
                                                                       -------------
                                                                           8,356,250
====================================================================================
Cable--U.S.--8.1%
     7,500,000    Adelphia Communications Corp., 6%
                    due 2/15/2006 (f)(k)                                     187,500
     3,450,000    CSC Holdings, Inc., 7.25% due 7/15/2008                  3,493,125
     4,225,000    Cablevision Systems Corp. Series B, 8.716%
                    due 4/01/2009 (a)                                      4,367,594
                  Charter Communications Holdings LLC:
     3,750,000        10% due 4/01/2009                                    2,887,500
     2,000,000        11.75% due 1/15/2010                                 1,400,000
     2,000,000        11.125% due 1/15/2011                                1,070,000
     2,700,000        9.92% due 4/01/2011                                  1,377,000
     3,000,000        10% due 5/15/2011                                    1,500,000
     2,500,000    Insight Midwest, LP, 9.75% due 10/01/2009                2,581,250
                  Intelsat Bermuda Ltd. (d):
     3,825,000        9.609% due 1/15/2012 (a)                             3,901,500
     3,375,000        8.25% due 1/15/2013                                  3,450,937
     4,800,000        8.625% due 1/15/2015                                 4,980,000
     1,023,000    Loral Spacecom Corp., 14% due 10/15/2015 (b)             1,222,485
     2,350,000    Mediacom Broadband LLC, 11% due 7/15/2013                2,514,500
     3,875,000    Mediacom LLC, 9.50% due 1/15/2013                        3,875,000
    10,000,000    Rainbow National Services LLC, 10.375%
                    due 9/01/2014 (d)                                     11,312,500
    10,350,000    Zeus Special Subsidiary Ltd., 9.25%
                    due 2/01/2015 (c)(d)                                   7,089,750
                                                                       -------------
                                                                          57,210,641
====================================================================================
Chemicals--12.6%
     3,550,000    ArCo Chemical Co., 9.80% due 2/01/2020                   3,905,000
     4,000,000    Compass Minerals International, Inc. Series B,
                    12% due 6/01/2013 (c)                                  3,560,000
     9,783,000    GEO Specialty Chemicals, Inc., 13.036%
                    due 12/31/2009 (k)                                     8,413,380
                  Huntsman International, LLC:
     1,900,000        9.875% due 3/01/2009                                 1,990,250
     1,199,000        10.125% due 7/01/2009                                1,228,975
     1,500,000    Innophos, Inc., 8.875% due 8/15/2014 (d)                 1,545,000
     6,000,000    Invista B.V., 9.25% due 5/01/2012 (d)                    6,375,000
     2,400,000    Millennium America, Inc., 7.625%
                    due 11/15/2026                                         2,160,000
    18,000,000    Nova Chemicals Corp., 7.561%
                    due 11/15/2013 (a)                                    18,360,000
    10,000,000    Omnova Solutions, Inc., 11.25% due 6/01/2010            10,525,000
     5,025,101    PCI Chemicals Canada, Inc., 10% due 12/31/2008           5,263,793
                  PolyOne Corp.:
     2,500,000        6.89% due 9/22/2008                                  2,393,750
    10,700,000        10.625% due 5/15/2010                               11,475,750
                  Rockwood Specialties Group, Inc.:
     2,612,000        10.625% due 5/15/2011                                2,873,200
       450,000        7.50% due 11/15/2014                                   454,500
     6,000,000    Tronox Worldwide LLC, 9.50% due 12/01/2012 (d)           6,270,000
     2,000,000    VeraSun Energy Corp., 9.875% due 12/15/2012 (d)          2,130,000
                                                                       -------------
                                                                          88,923,598
====================================================================================
Consumer--Durables--2.4%
    10,750,000    Sealy Mattress Co., 8.25% due 6/15/2014                 11,233,750
    10,000,000    Simmons Co., 10.207% due 12/15/2014 (c)                  6,000,000
                                                                       -------------
                                                                          17,233,750
====================================================================================
Consumer--Non-Durables--1.4%
     9,000,000    Hines Nurseries, Inc., 10.25% due 10/01/2011             8,988,750
     4,000,000    North Atlantic Holding Co., Inc., 12.25%
                    due 3/01/2014 (c)                                        840,000
                                                                       -------------
                                                                           9,828,750
====================================================================================
Diversified Media--3.9%
     2,350,000    AMC Entertainment, Inc., 11% due 2/01/2016 (d)           2,364,688
     2,000,000    Cadmus Communications Corp., 8.375%
                    due 6/15/2014                                          2,030,000
     7,500,000    Liberty Media Corp., 0.75% due 3/30/2023 (k)             8,025,000
     1,800,000    Loews Cineplex Entertainment Corp., 8.875%
                    due 8/01/2008 (i)                                              0


        DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006                     7

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                          Value
====================================================================================
Diversified Media (concluded)
   $ 2,675,000    Muzak Holdings, LLC, 13% due 3/15/2010               $     464,781
     3,875,000    NBC Acquisition Corp., 11% due 3/15/2013 (c)             2,751,250
                  RH Donnelley Corp. (d):
     1,200,000        6.875% due 1/15/2013                                 1,128,000
     2,725,000        8.875% due 1/15/2016                                 2,844,219
     2,375,000        Series A-2, 6.875% due 1/15/2013                     2,232,500
                  Universal City Florida Holding Co. I:
       375,000        8.375% due 5/01/2010                                   374,063
     5,300,000        9.43% due 5/01/2010 (a)                              5,379,500
                                                                       -------------
                                                                          27,594,001
====================================================================================
Energy--Exploration & Production--1.2%
     3,000,000    Chaparral Energy, Inc., 8.50%
                    due 12/01/2015 (d)                                     3,172,500
     5,500,000    Compton Petroleum Finance Corp.,
                    7.625% due 12/01/2013                                  5,623,750
                                                                       -------------
                                                                           8,796,250
====================================================================================
Energy--Other--3.3%
     6,150,000    Aventine Renewable Energy Holdings, Inc.,
                    10.491% due 12/15/2011 (a)(d)                          6,488,250
     1,000,000    Dresser, Inc., 9.375% due 4/15/2011                      1,050,000
     2,045,000    Dresser-Rand Group, Inc., 7.375%
                    due 11/01/2014 (d)                                     2,126,800
     6,950,000    SemGroup LP, 8.75% due 11/15/2015 (d)                    7,193,250
     6,250,000    Star Gas Partners LP, 10.25% due 2/15/2013               6,328,125
                                                                       -------------
                                                                          23,186,425
====================================================================================
Financial--1.0%
     5,743,690    Archimedes Funding III Ltd., 5.50%
                    due 11/29/2011 (a)(d)                                  4,250,331
     1,500,000    Investcorp SA, 7.54% due 10/21/2008                      1,521,027
     2,000,000    Pennant CBO Ltd., 13.43% due 3/14/2011 (d)               1,240,000
                                                                       -------------
                                                                           7,011,358
====================================================================================
Food & Drug--0.2%
     1,000,000    Stripes Acquisition LLC, 10.625%
                    due 12/15/2013 (d)                                     1,045,000
====================================================================================
Food & Tobacco--0.4%
       842,946    Archibald Candy Corp., 10% due 11/01/2007 (i)               53,687
     1,175,000    Doane Pet Care Co., 10.75% due 3/01/2010                 1,264,594
    28,918,000    New World Pasta Co., 9.25% due 2/15/2009 (i)             1,735,080
                                                                       -------------
                                                                           3,053,361
====================================================================================
Gaming--3.7%
                  Galaxy Entertainment Finance Co. Ltd. (d):
     9,250,000        9.655% due 12/15/2010 (a)                            9,550,625
     1,250,000        9.875% due 12/15/2012                                1,293,750
     5,250,000    Inn of the Mountain Gods Resort & Casino,
                    12% due 11/15/2010                                     5,545,312
     2,000,000    Jacobs Entertainment, Inc., 11.875%
                    due 2/01/2009                                          2,110,000
     3,275,000    Little Traverse Bay Bands of Odawa Indians,
                    10.25% due 2/15/2014 (d)                               3,234,062
     1,725,000    Penn National Gaming, Inc., 6.75%
                    due 3/01/2015                                          1,733,625
     3,000,000    Tunica-Biloxi Gaming Authority, 9%
                    due 11/15/2015 (d)                                     3,075,000
                                                                       -------------
                                                                          26,542,374
====================================================================================
Health Care--4.2%
     3,525,000    CDRV Investors, Inc., 9.75% due 1/01/2015 (c)            2,414,625
     5,000,000    Cinacalcet Royalty Corp., 8% due 3/30/2017 (d)           5,150,000
                  Elan Finance Plc:
     3,525,000        7.75% due 11/15/2011                                 3,278,250
     4,825,000        8.749% due 11/15/2011 (a)                            4,668,187
     5,000,000    Risperdal Consta Pharma, 7% due 1/01/2018                4,550,000
     6,000,000    Tenet Healthcare Corp., 7.375% due 2/01/2013             5,505,000
     1,400,000    VWR International, Inc., 8% due 4/15/2014                1,400,000
     4,100,000    Vanguard Health Holding Co. I, LLC, 11.25%
                    due 10/01/2015 (c)                                     3,034,000
                                                                       -------------
                                                                          30,000,062
====================================================================================
Housing--2.9%
                  Compression Polymers Corp. (d):
     2,000,000        11.44% due 7/01/2012 (a)                             2,000,000
     1,300,000        10.50% due 7/01/2013                                 1,306,500
       460,013    Formica Holdings Corp., 8.76% due 6/10/2011                437,012
                  Goodman Global Holding Co., Inc. (d):
     3,190,000        7.491% due 6/15/2012 (a)                             3,245,825
     8,200,000        7.875% due 12/15/2012                                8,015,500
     2,500,000    Nortek, Inc., 8.50% due 9/01/2014                        2,493,750
     2,250,000    Stanley-Martin Communities, 9.75%
                    due 8/15/2015 (d)                                      2,013,750
       700,000    US Concrete, Inc., 8.375% due 4/01/2014                    717,500
                                                                       -------------
                                                                          20,229,837
====================================================================================
Information Technology--7.2%
                  Activant Solutions, Inc. (a)(d):
     1,600,000        10.53% due 4/01/2010                                 1,640,000
     4,500,000        13.036% due 10/01/2011 (b)                           4,612,500
     6,950,000    Amkor Technology, Inc., 9.25% due 2/15/2008              7,054,250
     5,000,000    Cypress Semiconductor Corp., 1.25%
                    due 6/15/2008 (k)                                      6,462,500
     4,725,000    Freescale Semiconductor, Inc., 7.35%
                    due 7/15/2009 (a)                                      4,843,125
                  MagnaChip Semiconductor SA:
     1,375,000      7.741% due 12/15/2011 (a)                              1,395,625
     1,050,000      8% due 12/15/2014                                      1,013,250
                  Sungard Data Systems, Inc. (d):
     7,075,000        9.125% due 8/15/2013                                 7,526,031
     3,825,000        9.431% due 8/15/2013 (a)                             4,035,375
     4,818,000        10.25% due 8/15/2015                                 5,052,878
     2,925,000    Telcordia Technologies Inc., 10%
                    due 3/15/2013 (d)                                      2,691,000
     5,075,000    Viasystems, Inc., 10.50% due 1/15/2011                   4,872,000
                                                                       -------------
                                                                          51,198,534
====================================================================================
Leisure--2.0%
    12,000,000    FelCor Lodging LP, 8.83% due 6/01/2011 (a)              12,480,000
     2,000,000    True Temper Sports, Inc., 8.375% due 9/15/2011           1,800,000
                                                                       -------------
                                                                          14,280,000
====================================================================================
Manufacturing--4.6%
     4,000,000    CPI Holdco, Inc., 10.561% due 2/01/2015 (a)(d)           4,140,000
     2,000,000    Chart Industries, Inc., 9.125% due 10/15/2015 (d)        2,070,000
     4,525,000    EaglePicher Inc., 9.75% due 9/01/2013 (i)                3,144,875
     5,875,000    Invensys Plc, 9.875% due 3/15/2011 (d)                   6,080,625
     4,899,000    Medis Technologies Ltd., 6% due 7/15/2010 (d)(k)         5,388,900
     7,725,000    Mueller Group, Inc., 10% due 5/01/2012                   8,458,875
       600,000    NMHG Holding Co., 10% due 5/15/2009                        633,000
     3,000,000    Propex Fabrics, Inc., 10% due 12/01/2012                 2,670,000
                                                                       -------------
                                                                          32,586,275
====================================================================================


8       DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                          Value
====================================================================================
Metal--Other--2.8%
   $ 1,100,000    Aleris International, Inc., 9% due 11/15/2014        $   1,160,500
     5,000,000    Indalex Holding Corp., 11.50% due 2/01/2014 (d)          4,900,000
     8,500,000    James River Coal Co., 9.375% due 6/01/2012               8,861,250
     4,550,000    RathGibson, Inc., 11.25% due 2/15/2014 (d)               4,606,875
                                                                       -------------
                                                                          19,528,625
====================================================================================
Packaging--4.2%
                  Anchor Glass Container Corp.:
     9,053,000        11.491% due 9/30/2006                                9,234,060
    11,905,000        11.497% due 2/15/2013 (i)                            9,524,000
     1,100,000    Graham Packing Co., Inc., 9.875% due 10/15/2014          1,116,500
    20,525,000    Pliant Corp., 13% due 6/01/2010 (i)                      5,028,625
     6,575,000    Wise Metals Group LLC, 10.25% due 5/15/2012              5,029,875
                                                                       -------------
                                                                          29,933,060
====================================================================================
Paper--8.5%
     6,500,000    Abitibi-Consolidated, Inc., 7.991%
                    due 6/15/2011 (a)                                      6,321,250
     6,025,000    Ainsworth Lumber Co. Ltd., 8.277%
                    due 10/01/2010 (a)                                     5,964,750
                  Boise Cascade LLC:
     2,150,000        7.475% due 10/15/2012 (a)                            2,139,250
       900,000        7.125% due 10/15/2014                                  855,000
     7,600,000    Bowater, Inc., 7.491% due 3/15/2010 (a)                  7,600,000
     3,775,000    Domtar, Inc., 7.125% due 8/15/2015                       3,161,562
     2,000,000    Graphic Packaging International Corp.,
                    9.50% due 8/15/2013                                    1,900,000
                  JSG Funding Plc:
     2,000,000        9.625% due 10/01/2012                                2,095,000
     6,125,000        7.75% due 4/01/2015                                  5,573,750
                  NewPage Corp.:
     8,000,000        10.93% due 5/01/2012 (a)                             8,400,000
     4,725,000        12% due 5/01/2013                                    4,843,125
     1,600,000    Smurfit-Stone Container Enterprises, Inc.,
                    8.375% due 7/01/2012                                   1,568,000
     3,450,000    Tembec Industries, Inc., 8.625% due 6/30/2009            1,914,750
     7,281,000    Western Forest Products, Inc., 15%
                    due 7/28/2009 (b)(d)                                   8,085,621
                                                                       -------------
                                                                          60,422,058
====================================================================================
Retail--1.6%
                  Neiman-Marcus Group, Inc. (d):
     6,000,000        9% due 10/15/2015                                    6,337,500
     5,000,000        10.375% due 10/15/2015                               5,262,500
                                                                       -------------
                                                                          11,600,000
====================================================================================
Service--4.3%
     1,440,000    Allied Waste North America, Inc., 7.875%
                    due 4/15/2013                                          1,497,600
     2,000,000    Buhrmann US, Inc., 7.875% due 3/01/2015                  1,995,000
     1,250,000    Corrections Corp. of America, 6.75%
                    due 1/31/2014                                          1,271,875
     7,500,000    HydroChem Industrial Services, Inc., 9.25%
                    due 2/15/2013 (d)                                      7,425,000
     3,000,000    Neff Rental LLC, 11.25% due 6/15/2012 (d)                3,255,000
    14,825,000    United Rentals North America, Inc., 7.75%
                    due 11/15/2013 (d)                                    14,880,594
                                                                       -------------
                                                                          30,325,069
====================================================================================
Telecommunications--6.6%
     5,000,000    ADC Telecommunications, Inc., 5.045%
                    due 6/15/2013 (a)(k)                                   5,431,250
     7,500,000    Cincinnati Bell, Inc., 8.375% due 1/15/2014              7,575,000
     7,900,000    Qwest Communications International, Inc.,
                    8.249% due 2/15/2009 (a)                               8,067,875
     2,675,000    Qwest Corp., 7.741% due 6/15/2013 (a)(d)                 2,922,438
                  Terremark Worldwide, Inc. (k):
     4,475,000        9% due 6/15/2009                                     3,982,750
     6,000,000        9% due 6/15/2009 (d)                                 5,340,000
                  Time Warner Telecom Holdings, Inc.:
     7,000,000        8.749% due 2/15/2011 (a)                             7,148,750
     6,000,000        9.25% due 2/15/2014                                  6,472,500
                                                                       -------------
                                                                          46,940,563
====================================================================================
Thrifts & Mortgage Finance--0.1%
                  SKM-LibertyView CBO Ltd. Series 1A (d)(i):
     1,500,000        Class C1, 8.71% due 4/10/2011                          525,000
     1,000,000        Class D,11.91% due 4/10/2011                            15,000
                                                                       -------------
                                                                             540,000
====================================================================================
Transportation--0.9%
     3,000,000    Progress Rail Services Corp., 7.75%
                    due 4/01/2012 (d)                                      3,071,250
     3,500,000    Titan Petrochemicals Group Ltd., 8.50%
                    due 3/18/2012 (d)                                      3,307,500
                                                                       -------------
                                                                           6,378,750
====================================================================================
Utility--2.0%
     4,142,000    Centerpoint Energy, Inc. Series B, 3.75%
                    due 5/15/2023 (k)                                      4,856,495
                  NRG Energy, Inc.:
     4,475,000        7.25% due 2/01/2014                                  4,586,875
     3,025,000        7.375% due 2/01/2016                                 3,115,750
     1,425,000    Williams Cos., Inc., 8.625% due 6/01/2010                1,508,719
                                                                       -------------
                                                                          14,067,839
====================================================================================
Wireless Communications--2.5%
                  Dobson Cellular Systems:
     1,750,000        8.375% due 11/01/2011                                1,855,000
     4,675,000        9.43% due 11/01/2011 (a)                             4,862,000
     2,500,000    iPCS Escrow Co., 11.50% due 5/01/2012                    2,868,750
     1,600,000    Rural Cellular Corp., 8.991% due 3/15/2010 (a)           1,632,000
     6,600,000    US Unwired, Inc., 8.741% due 6/15/2010 (a)               6,798,000
                                                                       -------------
                                                                          18,015,750
------------------------------------------------------------------------------------
                  Total Corporate Bonds
                  (Cost--$795,078,523)--107.9%                           764,519,181
====================================================================================

                  Floating Rate Loan Interests**
====================================================================================
Airlines--0.4%
     1,000,000    Delta Air Lines, Inc. Term Loan B, 11.01%
                    due 3/27/2008                                          1,039,750
     1,750,000    United Air Lines Term Loan B, 8.625%
                    due 2/01/2012                                          1,782,375
                                                                       -------------
                                                                           2,822,125
====================================================================================


        DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006                     9

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Floating Rate Loan Interests**                           Value
====================================================================================
Automotive--1.6%
   $ 7,775,042    Delphi Automotive Systems Term Loan B,
                    13% due 6/14/2011                                  $   8,208,337
                  Tenneco Automotive, Inc.:
     2,185,236        Term Loan B, 7.02% due 12/12/2010                    2,219,380
       959,936        Tranche B-1 Credit Linked Deposit,
                        6.82% due 12/12/2010                                 974,935
                                                                       -------------
                                                                          11,402,652
====================================================================================
Cable--U.S.--6.7%
    10,000,000    Adelphia Communications Corp. Term Loan B,
                    9.50% due 6/30/2009                                    9,829,170
     7,000,000    Century Cable Holdings LLC Discretionary
                    Term Loan, 10.50% due 12/31/2009                       6,860,000
    14,756,654    Charter Communications Operating LLC Tranche B
                    Term Loan, 7.86% - 7.92% due 4/07/2011                14,943,281
     7,840,000    Insight Midwest Holdings LLC Term Loan C,
                    6.563% due 12/31/2009                                  7,958,494
       667,652    New Skies Satellites, BV Term Loan,
                    6.75% due 5/04/2011                                      672,239
                  Olympus Cable Holdings LLC:
     6,000,000        Term Loan B, 9.50% due 9/30/2010                     5,910,534
     1,500,000        Tranche 2 Term Loan A, 9.50% due 6/30/2010           1,469,883
                                                                       -------------
                                                                          47,643,601
====================================================================================
Chemicals--2.0%
     2,946,952    Huntsman ICI Holdings Term Loan B, 6.32%
                    due 8/16/2012                                          2,967,672
     3,168,000    Rockwood Specialties Group, Inc. Tranche D
                    Term Loan, 6.668% due 12/10/2012                       3,212,552
     8,000,000    Wellman, Inc. Second Lien Term Loan, 11.43%
                    due 2/10/2010                                          8,210,000
                                                                       -------------
                                                                          14,390,224
====================================================================================
Consumer--Durables--0.7%
     5,000,000    Simmons Co. Term Loan, 8.50% due 6/19/2012               5,067,970
====================================================================================
Consumer--Non-Durables--1.4%
     9,775,000    Levi Strauss & Co. Tranche A Term Loan,
                    11.445% - 11.525% due 9/29/2009                       10,034,653
====================================================================================
Energy--Other--0.8%
                  Dresser, Inc.:
       377,915        Term Loan C, 7.11% due 4/10/2009                       384,528
     2,500,000        Term Loan Unsecured, 7.99% due 2/25/2010             2,568,750
     3,000,000    Scorpion Drilling Ltd. Second Lien Term Loan,
                    12.07% due 5/05/2015                                   3,097,500
                                                                       -------------
                                                                           6,050,778
====================================================================================
Financial--0.4%
     2,716,310    LNR Property Corp. Tranche B Term Loan,
                    7.75% due 2/03/2008                                    2,744,323
====================================================================================
Food & Tobacco--1.1%
     1,000,000    Bolthouse Farms, Inc. Second Lien Term Loan,
                    10.07% due 12/01/2013                                  1,026,250
     2,967,500    Commonwealth Brands Term Loan, 7%
                    due 12/22/2012                                         3,006,448
     3,564,111    Dr. Pepper/Seven Up Bottling Group, Inc.
                    Term Loan B, 6.57% due 12/19/2010                      3,617,573
                                                                       -------------
                                                                           7,650,271
====================================================================================
Health Care--1.2%
     4,500,000    HealthSouth Corp. Term Loan A, 10.375%
                    due 1/16/2011                                          5,156,249
     3,032,204    Medpointe Healthcare Inc. Tranche B Term Loan,
                    9.86% due 9/30/2008                                    3,032,204
                                                                       -------------
                                                                           8,188,453
====================================================================================
Housing--2.0%
     4,672,338    Headwaters, Inc. Term Loan B-1,
                    6.43% - 6.86% due 4/30/2011                            4,711,272
    10,000,000    Stile U.S. Acquisition Corp. Bridge Loan,
                    10.884% due 4/06/2015                                  9,250,000
                                                                       -------------
                                                                          13,961,272
====================================================================================
Information Technology--0.9%
     3,080,000    Fidelity National Information Solutions, Inc.
                    Term Loan B, 6.32% due 3/09/2013                       3,105,385
     3,349,688    Telcordia Technologies, Inc. Term Loan,
                    7.22% - 7.31% due 9/15/2012                            3,318,284
                                                                       -------------
                                                                           6,423,669
====================================================================================
Manufacturing--0.7%
     5,000,000    Invensys International Holdings Ltd. Second Lien
                    Term Loan, 9.431% due 12/04/2009                       5,112,500
====================================================================================
Metal--Other--1.2%
                  Euramax International Plc:
     1,989,474        Second Lien Term Loan, 11.544%
                        due 6/29/2013                                      1,914,868
     2,551,265        Tranche 3 Term Loan B, 7.241%
                        due 6/29/2012                                      2,557,643
     4,010,526        Tranche 4 Second Lien Term Loan,
                        11.544% due 6/29/2013                              3,860,132
                                                                       -------------
                                                                           8,332,643
====================================================================================
Packaging--1.0%
     6,774,814    Owens-Illinois Group, Inc. Tranche Term Loan C,
                    6.39% due 4/01/2008                                    6,819,277
====================================================================================
Service--0.7%
                  Waste Services, Inc. Term Loan B:
     3,930,000        7.61% - 7.82% due 3/31/2011                          3,981,581
     1,125,000        7.83% due 3/31/2011                                  1,139,063
                                                                       -------------
                                                                           5,120,644
====================================================================================
Steel--0.0%
     7,711,830    Acme Metals, Inc., Term Loan, 11.75% - 12.25%
                    due 12/01/2005 (f)                                             0
====================================================================================
Telecommunications--0.6%
     3,161,871    Winstar Communications Debtor In Possession,
                    6.366% due 12/31/2006 (i)                              4,149,957
====================================================================================
Utility--1.3%
     5,000,000    Covanta Energy Corp. Second Lien Term Loan,
                    10.019% - 10.081% due 6/24/2013                        5,093,750
                  El Paso Corp.:
     1,500,000        Deposit Account, 4.29% due 11/23/2009                1,516,041
     2,450,000        Term Loan, 7.313% due 11/23/2009                     2,481,475
                                                                       -------------
                                                                           9,091,266
====================================================================================


10      DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Floating Rate Loan Interests**                           Value
====================================================================================
Wireless Communications--0.8%
   $ 5,500,000    Centennial Cellular Operating Co. Term Loan,
                    6.45% - 7.23% due 2/09/2011                        $   5,580,971
------------------------------------------------------------------------------------
                  Total Floating Rate Loan Interests
                  (Cost--$178,416,556)--25.5%                            180,587,249
====================================================================================

        Shares
          Held    Common Stocks
====================================================================================
Cable--U.S.--0.6%
       141,880    Loral Space & Communications Ltd. (j)                    3,826,504
====================================================================================
Chemicals--0.2%
       339,340    GEO Specialty Chemicals, Inc. (j)                        1,527,030
====================================================================================
Energy--Other--0.5%
       118,013    Trico Marine Services, Inc. (j)                          3,437,719
====================================================================================
Financial--0.3%
        35,000    Preferred Term Securities VI (d)                         2,345,000
====================================================================================
Food & Tobacco--0.6%
     1,428,423    Viskase Cos., Inc. (j)                                   4,285,269
====================================================================================
Leisure--0.1%
        27,787    Lodgian, Inc. (j)                                          348,449
====================================================================================
Manufacturing--0.2%
       724,291    ACP Holding Co. (d)(j)                                   1,267,509
====================================================================================
Paper--0.0%
       211,149    Western Forest Products, Inc. (j)                          315,439
====================================================================================
Service--0.5%
        90,876    Outsourcing Solutions Inc. (j)                           3,453,279
====================================================================================
Steel--0.0%
        41,149    Acme Package Corp. Senior Holdings (j)(l)                        0
------------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost--$18,251,855)--3.0%                               20,806,198
====================================================================================

                  Preferred Stocks
====================================================================================
Automotive--0.5%
       200,000    General Motors Corp. Series C, 6.25% (d)(k)              3,320,000
====================================================================================
Broadcasting--0.0%
             2    Paxson Communications Corp., 9.75% (b)(d)(k)                11,851
====================================================================================
Cable--U.S.--0.2%
         5,000    Adelphia Communications Corp. Series B, 13% (j)              1,250
         8,953    Loral Spacecom Corp. Series A, 12% (d)(j)                1,772,694
                                                                       -------------
                                                                           1,773,944
------------------------------------------------------------------------------------
                  Total Preferred Stocks
                  (Cost--$7,130,285)--0.7%                                 5,105,795
====================================================================================

                  Warrants (g)
====================================================================================
Broadcasting--0.0%
        15,000    Sirius Satellite Radio, Inc. (expires 5/15/2009)             7,500
====================================================================================
Health Care--0.0%
       126,761    HealthSouth Corp. (expires 1/16/2014)                      316,903
====================================================================================
Manufacturing--0.2%
       652,738    ACP Holding Co. (expires 9/30/2013)                      1,142,293
====================================================================================
Paper--0.0%
            18    Cellu Tissue Holdings, Inc. Series A
                    (expires 9/28/2011)                                            0
         7,000    MDP Acquisitions Plc (expires 10/01/2013)                   70,000
                                                                       -------------
                                                                              70,000
====================================================================================
Wireless Communications--0.1%
         1,325    American Tower Corp. (expires 8/01/2008)                   593,905
------------------------------------------------------------------------------------
                  Total Warrants
                  (Cost--$870,754)--0.3%                                   2,130,601
====================================================================================

                  Rights
====================================================================================
Paper--0.0%
       211,149    Western Forest Products, Inc. (h)                            3,711
------------------------------------------------------------------------------------
                  Total Rights
                  (Cost--$0)--0.0%                                             3,711
====================================================================================

    Beneficial
      Interest    Other Interests (e)
====================================================================================
Airlines--0.2%
   $ 2,641,443    US Airways Group, Inc. (Certificate of
                    Beneficial Interest)                                   1,162,235
====================================================================================
Automotive--0.0%
     3,614,601    Cambridge Industries, Inc. (Litigation Trust
                    Certificates) (j)                                         36,146
====================================================================================
Cable--U.S.--0.1%
     6,375,000    Loral Cyberstar Escrow (j)                                      64
     9,500,000    Pegasus Satellite Communications, Inc.
                    (Litigation Trust Certificates) (j)                      961,875
                                                                       -------------
                                                                             961,939
------------------------------------------------------------------------------------
                  Total Other Interests
                  (Cost--$2,153,867)--0.3%                                 2,160,320
====================================================================================
Total Investments (Cost--$1,001,901,840*)--137.7%                        975,313,055

Liabilities in Excess of Other Assets--(37.7%)                          (266,902,114)
                                                                       -------------
Net Assets--100.0%                                                     $ 708,410,941
                                                                       =============


        DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006                    11

Schedule of Investments (concluded)                            (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of February 28, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................              $ 1,001,645,143
                                                                ===============
      Gross unrealized appreciation ..............              $    42,565,951
      Gross unrealized depreciation ..............                  (68,898,039)
                                                                ---------------
      Net unrealized depreciation ................              $   (26,332,088)
                                                                ===============

** Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.
(a)   Floating rate note.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.
(f) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity and is non-income producing.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(h)   The rights may be exercised until 3/09/2006.
(i) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(j)   Non-income producing security.
(k)   Convertible security.
(l) Restricted securities as to resale, representing 0.0% of net assets, were as follows:

      --------------------------------------------------------------------------
                                  Acquisition
      Issue                          Date              Cost                Value
      --------------------------------------------------------------------------
      Acme Package Corp.
        Senior Holdings           11/25/2002            --                  --
      --------------------------------------------------------------------------

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net
      Affiliate                                      Activity           Interest
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                        $ (203,682)          $ 43,977
      --------------------------------------------------------------------------

o     Swaps outstanding as of February 28, 2006 were as follows:

                                                           Notional        Unrealized
                                                            Amount        Depreciation
      --------------------------------------------------------------------------------
      Sold credit default protection on General Motors
        Corp. and receive 5%

        Broker, Citibank N.A.
        Expires December 2006                             $8,000,000         $ (78,639)

      Sold credit default protection on General Motors
        Corp. and receive 5%

        Broker, Lehman Brothers Special Finance
        Expires December 2006                             $7,000,000           (30,125)
      --------------------------------------------------------------------------------
      Total                                                                  $(108,764)
                                                                             =========

      See Notes to Financial Statements.


12      DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006

Statement of Assets, Liabilities and Capital

As of February 28, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                    Investments in unaffiliated securities, at value
                     (identified cost--$1,001,901,840) .................................                              $ 975,313,055
                    Unfunded loan commitment ...........................................                                     14,062
                    Receivables:
                       Interest ........................................................        $  15,521,089
                       Securities sold .................................................            2,603,934
                       Swaps ...........................................................              147,916
                       Principal paydowns ..............................................               33,532
                       Commitment fees .................................................                3,174            18,309,645
                                                                                                -------------
                    Prepaid expenses and other assets ..................................                                     53,273
                                                                                                                      -------------
                    Total assets .......................................................                                993,690,035
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                    Loans ..............................................................                                259,900,000
                    Unrealized depreciation on swaps ...................................                                    108,764
                    Swap premiums received .............................................                                    840,000
                    Bank overdraft .....................................................                                  7,047,466
                    Payables:
                       Securities purchased ............................................           16,733,348
                       Investment adviser ..............................................              372,196
                       Interest on loans ...............................................              141,360
                       Other affiliates ................................................                6,020            17,252,924
                                                                                                -------------
                    Accrued expenses ...................................................                                    129,940
                                                                                                                      -------------
                    Total liabilities ..................................................                                285,279,094
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                    Net assets .........................................................                              $ 708,410,941
                                                                                                                      =============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
                    Common Stock, $.10 par value, 200,000,000 shares authorized ........                              $  10,582,322
                    Paid-in capital in excess of par ...................................                              1,053,466,024
                    Undistributed investment income--net ...............................        $   5,020,714
                    Accumulated realized capital losses--net ...........................         (333,974,632)
                    Unrealized depreciation--net .......................................          (26,683,487)
                                                                                                -------------
                    Total accumulated losses--net ......................................                               (355,637,405)
                                                                                                                      -------------
                    Total capital--Equivalent to $6.69 per share based on
                     105,823,219 shares of capital stock outstanding
                     (market price--$6.77) .............................................                              $ 708,410,941
                                                                                                                      =============

      See Notes to Financial Statements.


        DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006                    13

Statement of Operations

For the Year Ended February 28, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                    Interest (including $43,977 from affiliates) .......................                              $  83,229,068
                    Dividends ..........................................................                                  1,249,691
                    Facility and other fees ............................................                                  1,016,039
                                                                                                                      -------------
                    Total income .......................................................                                 85,494,798
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                    Loan interest expense ..............................................        $  11,314,912
                    Investment advisory fees ...........................................            5,978,234
                    Borrowing costs ....................................................              397,430
                    Accounting services ................................................              236,241
                    Professional fees ..................................................              114,160
                    Transfer agent fees ................................................              112,693
                    Listing fees .......................................................               76,885
                    Printing and shareholder reports ...................................               58,936
                    Custodian fees .....................................................               54,103
                    Directors' fees and expenses .......................................               44,375
                    Pricing services ...................................................               25,540
                    Other ..............................................................               44,631
                                                                                                -------------
                    Total expenses .....................................................                                 18,458,140
                                                                                                                      -------------
                    Investment income--net .............................................                                 67,036,658
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                    Realized gain (loss) on:
                       Investments--net ................................................           (4,739,365)
                       Swaps--net ......................................................              518,749            (4,220,616)
                                                                                                -------------
                    Change in unrealized appreciation/depreciation on:
                       Investments--net ................................................          (33,074,834)
                       Swaps--net ......................................................             (108,764)
                       Unfunded corporate loans--net ...................................               36,694           (33,146,904)
                                                                                                -----------------------------------
                    Total realized and unrealized loss--net ............................                                (37,367,520)
                                                                                                                      -------------
                    Net Increase in Net Assets Resulting from Operations ...............                              $  29,669,138
                                                                                                                      =============

      See Notes to Financial Statements.


14      DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006

Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                           February 28,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                  2006                  2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                    Investment income--net .............................................        $  67,036,658         $  70,429,602
                    Realized loss--net .................................................           (4,220,616)             (553,188)
                    Change in unrealized appreciation/depreciation--net ................          (33,146,904)           35,909,565
                                                                                                -----------------------------------
                    Net increase in net assets resulting from operations ...............           29,669,138           105,785,979
                                                                                                -----------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                    Dividends to shareholders from investment income--net ..............          (68,179,612)          (69,339,355)
                                                                                                -----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                    Value of shares issued to Common Stock shareholders in
                     reinvestment of dividends .........................................            1,665,334             2,548,243
                                                                                                -----------------------------------
                    Net increase in net assets resulting from capital share
                     transactions ......................................................            1,665,334             2,548,243
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                    Total increase (decrease) in net assets ............................          (36,845,140)           38,994,867
                    Beginning of year ..................................................          745,256,081           706,261,214
                                                                                                -----------------------------------
                    End of year* .......................................................        $ 708,410,941         $ 745,256,081
                                                                                                ===================================
                       * Undistributed investment income--net ..........................        $   5,020,714         $   5,053,712
                                                                                                ===================================

      See Notes to Financial Statements.


        DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006                    15

Statement of Cash Flows

For the Year Ended February 28, 2006
===================================================================================================================================
Cash Provided by Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
                    Net increase in net assets resulting from operations ..................................           $  29,669,138
                    Adjustments to reconcile net increase in net assets
                     resulting from operations to net cash
                     provided by operating activities:
                       Increase in receivables ............................................................                (683,601)
                       Decrease in prepaid expenses and other assets ......................................                 171,881
                       Increase in other liabilities ......................................................                  57,330
                       Realized and unrealized loss--net ..................................................              37,367,520
                       Amortization of premium and discount ...............................................              (5,217,713)
                    Proceeds from sales and paydowns of long-term securities ..............................             465,069,146
                    Other investment related transactions .................................................               6,018,118
                    Purchases of long-term securities .....................................................            (438,641,356)
                    Proceeds from sales of short-term investments--net ....................................                 203,682
                                                                                                                      -------------
                    Net cash provided by operating activities .............................................              94,014,145
                                                                                                                      -------------
===================================================================================================================================
Cash Used for Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
                    Cash receipts from borrowings .........................................................             386,300,000
                    Cash payments on borrowings ...........................................................            (424,800,000)
                    Dividends paid to shareholders ........................................................             (66,857,544)
                    Increase in bank overdraft ............................................................               7,047,466
                                                                                                                      -------------
                    Net cash used for financing activities ................................................             (98,310,078)
                                                                                                                      -------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
                    Net decrease in cash ..................................................................              (4,295,933)
                    Cash at beginning of year .............................................................               4,295,933
                                                                                                                      -------------
                    Cash at end of year ...................................................................           $          --
                                                                                                                      =============
===================================================================================================================================
Cash Flow Information
-----------------------------------------------------------------------------------------------------------------------------------
                    Cash paid for interest ................................................................           $  11,265,674
                                                                                                                      =============
===================================================================================================================================
Non-Cash Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
                    Capital shares issued on reinvestment of dividends to shareholders ....................           $   1,665,334
                                                                                                                      =============

      See Notes to Financial Statements.


16      DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006

Financial Highlights


                                                                            For the Year Ended    For the      For the Year Ended
                                                                                February 28,     Year Ended        February 28,
The following per share data and ratios have been derived                   ------------------  February 29,   ------------------
from information provided in the financial statements.                        2006       2005       2004        2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year ......................  $   7.06   $   6.71   $   5.35    $   6.03    $   7.53
                                                                            ------------------------------------------------------
                 Investment income--net** ................................       .63        .67        .75         .79         .92
                 Realized and unrealized gain (loss)--net ................      (.35)       .34       1.40        (.68)      (1.49)
                                                                            ------------------------------------------------------
                 Total from investment operations ........................       .28       1.01       2.15         .11        (.57)
                                                                            ------------------------------------------------------
                 Less dividends from investment income--net ..............      (.65)      (.66)      (.79)       (.79)       (.93)
                                                                            ------------------------------------------------------
                 Recovery of previously expensed offering costs
                   (capital write-off) resulting from the issuance of
                    Common Stock .........................................        --         --         --+         --          --+
                                                                            ------------------------------------------------------
                 Net asset value, end of year ............................  $   6.69   $   7.06   $   6.71    $   5.35    $   6.03
                                                                            ======================================================
                 Market price per share, end of year .....................  $   6.77   $   6.71   $   6.69    $   5.99    $   6.57
                                                                            ======================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share ......................      4.57%     15.95%     41.84%       2.04%      (7.89%)
                                                                            ======================================================
                 Based on market price per share .........................     11.34%     10.53%     26.31%       4.85%       5.69%
                                                                            ======================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses, excluding interest expense ....................      1.02%      1.02%      1.00%       1.07%       1.04%
                                                                            ======================================================
                 Expenses ................................................      2.63%      1.83%      1.53%       1.91%       2.59%
                                                                            ======================================================
                 Investment income--net ..................................      9.55%      9.84%     12.22%      14.32%      13.69%
                                                                            ======================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
                 Amount of borrowings, end of year (in thousands) ........  $259,900   $298,400   $269,075    $245,900    $273,600
                                                                            ======================================================
                 Average amount of borrowings outstanding during the year
                  (in thousands) .........................................  $294,371   $304,549   $239,315    $238,863    $280,460
                                                                            ======================================================
                 Average amount of borrowings outstanding per share during
                  the year** .............................................  $   2.79   $   2.89   $   2.29    $   2.31    $   2.75
                                                                            ======================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) ..................  $708,411   $745,256   $706,261    $557,068    $620,043
                                                                            ======================================================
                 Portfolio turnover ......................................     45.67%     60.11%     70.43%      64.54%      49.58%
                                                                            ======================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.


        DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006                    17

Notes to Financial Statements

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DSU.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including floating rate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks and other financial institutions, the Fund's investment in floating rate loans could be considered concentrated in financial institutions.

(b) Valuation of investments -- Floating rate loans are valued in accordance with guidelines established by the Board of Directors. Floating rate loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of floating rate loans for which no reliable price quotes are available, such floating rate loans will be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for floating rate loans, Fund Asset Management, L.P. ("FAM") will value the floating rate loans at fair value, which is intended to approximate market value.

Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC markets or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless FAM believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair


18      DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006
value as determined in good faith by the Board of Directors or by FAM using a pricing service and/or procedures approved by the Board of Directors.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.


        DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006                    19

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Bank overdraft -- The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

(j) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $12,067,388 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses, $1,112,781 has been reclassified between accumulated net realized capital losses and undistributed net investment income and $2,825 has been reclassified between undistributed net investment income and paid-in capital in excess of par as a result of permanent differences attributable to expiration of capital loss carryforwards, securities in default and amortization methods on fixed income securities. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the year ended February 28, 2006, the Fund reimbursed FAM $16,996 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including FAM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


20      DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006

Notes to Financial Statements (concluded)

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended February 28, 2006 were $450,666,684 and $456,242,339, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended February 28, 2006 and February 28, 2005 increased by 252,856 and 374,356, respectively, as a result of dividend reinvestment.

5. Unfunded Corporate Loans:

As of February 28, 2006, the Fund had unfunded loan commitments of $1,375,000, which would be extended at the option of the borrower, pursuant to the following loan agreements.

                                                                  (in Thousands)
--------------------------------------------------------------------------------
                                                       Unfunded
Borrower                                              Commitment          Value
--------------------------------------------------------------------------------
United Air Lines ...........................            $  250            $  250
Waste Services, Inc. .......................            $1,125            $1,139
--------------------------------------------------------------------------------

6. Short-Term Borrowings:

On May 24, 2005, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citigroup North America, Inc. ("Citigroup") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $370,000,000. Under the Citigroup program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 3.84% and the average borrowing was approximately $294,371,000 for the year ended February 28, 2006.

7. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.053000 per share on March 31, 2006 to shareholders of record on March 14, 2006.

The tax character of distributions paid during the fiscal years ended February 28, 2006 and February 28, 2005 was as follows:

--------------------------------------------------------------------------------
                                                   2/28/2006          2/28/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $68,179,612        $69,339,355
                                                  ------------------------------
Total taxable distributions ..............        $68,179,612        $69,339,355
                                                  ==============================

As of February 28, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $   5,720,274
Undistributed long-term capital gains--net .............                   --
                                                                -------------
Total undistributed earnings--net ......................            5,720,274
Capital loss carryforward ..............................         (334,486,594)*
Unrealized losses--net .................................          (26,871,085)**
                                                                -------------
Total accumulated losses--net ..........................        $(355,637,405)
                                                                =============

* On February 28, 2006, the Fund had a net capital loss carryforward of $334,486,594, of which $27,376,921 expires in 2007, $51,234,056 expires in
      2008, $21,442,332 expires in 2009, $90,564,493 expires in 2010,
      $85,285,305 expires in 2011, $17,223,475 expires in 2012, $21,126,025 expires in 2013 and $20,233,987 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default and other book/tax temporary differences.


        DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006                    21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Debt Strategies Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Debt Strategies Fund, Inc. as of February 28, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2006, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Debt Strategies Fund, Inc. as of February 28, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
April 24, 2006

Fund Certification (unaudited)

In September 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by Debt Strategies Fund, Inc. for the fiscal year ended February 28, 2006:

Interest-Related Dividends for Non-U.S. Residents
--------------------------------------------------------------------------------
Month Paid:     March 2005 ...........................................    0.53%*
                April 2005 - January 2006 ............................   87.93%*
                February 2006 ........................................   86.63%*
--------------------------------------------------------------------------------
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


22      DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the sharehold- ers by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not effect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


        DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006                    23

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors
                  serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1997 to  Professor Emeritus of Finance, School of Business,    49 Funds        None
Forbes**    Princeton, NJ               present  State University of New York at Albany since 2000     50 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000; Interna-
            Age: 65                              tional Consultant, Urban Institute, Washington, D.C.
                                                 from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1997 to  Professor, Harvard Business School since 1989;        49 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School of  50 Portfolios   Rubbermaid,
            08543-9095                           Management, Northwestern University from 1985                         Inc.
            Age: 53                              to 1989; Associate Professor, Graduate School of                      (manufac-
                                                 Business Administration, University of Michigan                       turing)
                                                 from 1979 to 1985; Director, Harvard Business School
                                                 of Publishing since 2005; Director, McLean Hospital
                                                 since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of       49 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser)      50 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary of
            Age: 60                              Sanford C. Bernstein & Co., Inc. (investment adviser/
                                                 broker-dealer) from 1997 to 2000; Secretary, Sanford
                                                 C. Bernstein Fund, Inc. from 1994 to 2000; Director
                                                 and Secretary of SCB, Inc. since 1998; Director and
                                                 Secretary of SCB Partners, Inc. since 2000; and
                                                 Director of Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute, from 1995 to 2001;  49 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        50 Portfolios
            08543-9095                           Service, from 1961 to 1995 and Career Minister, from
            Age: 70                              1989 to 1995; Deputy Inspector General, U.S.
                                                 Department of State, from 1991 to 1994; U.S.
                                                 Ambassador to the Hashemite Kingdom of Jordan from
                                                 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


24      DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006

Officers and Directors (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1997 to  Professor of Finance from 1984 to 1995, Dean from     49 Funds        Bowne &
West        Princeton, NJ               present  1984 to 1993 and since 1995 Dean Emeritus of          50 Portfolios   Co., Inc.,
            08543-9095                           New York University's Leonard N. Stern School of                      (financial
            Age: 68                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust,
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2000 to  Self-employed financial consultant since 1994;        49 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of the Prudential            50 Portfolios
            08543-9095                           Insurance Company of America from 1988 to
            Age: 71                              1994; former Director of Prudential Reinsurance
                                                 Company and former Trustee of the Prudential
                                                 Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Directors and the Audit Committee.
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
            Age: 45        Treasurer    1999 to  Director since 2004; Vice President of MLIMand FAM from 1990 to 1997; Director of present  Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the
                                                 IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kevin J.    P.O. Box 9011  Vice         2001 to  Director (Global Fixed Income) of MLIM since 2005; Vice President of MLIM from
Booth       Princeton, NJ  President    present  2000 to 2005; Vice President at Chase Securities, Inc. from 1993 to 2000.
            08543-9011
            Age: 51
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Securities and
                                                 Exchange Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

DSU


        DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006                    25

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


26      DEBT STRATEGIES FUND, INC.       FEBRUARY 28, 2006

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Debt Strategies Fund, Inc. seeks to provide current income by investing primarily in a diversified portfolio of U.S. companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt instruments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Debt Strategies Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                   #DEBT -- 2/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending February 28, 2006 - $45,500
                                  Fiscal Year Ending February 28, 2005 - $43,000

         (b) Audit-Related Fees - Fiscal Year Ending February 28, 2006 - $8,000
                                  Fiscal Year Ending February 28, 2005 - $7,500

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending February 28, 2006 - $6,000
                                  Fiscal Year Ending February 28, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending February 28, 2006 - $0
                                  Fiscal Year Ending February 28, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending February 28, 2006 - $4,944,454

             Fiscal Year Ending February 28, 2005 - $11,046,527

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Ronald W. Forbes
         Cynthia A. Montgomery
         Jean Margo Reid
         Roscoe S. Suddarth
         Richard R. West
         Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of February 28, 2006.

         (a)(1) Mr. Kevin J. Booth is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Booth has been a Managing Director of the Investment Adviser since 2006 and was previously a Director at the Investment Adviser. He has been a portfolio manager and Vice President of the Fund since 2005. He has more than eleven years of investment experience, including the analysis and management of senior floating rate loans and the use of leverage techniques to manage portfolios. Mr. Booth joined MLIM in 1991 and has core experience in bank loans, high yield and distressed investing.

         (a)(2) As of February 28, 2006:

                                                                               (iii) Number of Other Accounts and
                              (ii) Number of Other Accounts Managed             Assets for Which Advisory Fee is
                                     and Assets by Account Type                          Performance-Based
                             Other                                            Other
        (i) Name of       Registered        Other Pooled                   Registered      Other Pooled
        Portfolio         Investment         Investment         Other      Investment       Investment       Other
        Manager            Companies          Vehicles        Accounts      Companies        Vehicles       Accounts
                        ---------------                                    -----------
        Kevin J. Booth                2                  1            0              0                 0           0
                        $   557,672,860    $ 1,660,762,375    $       0    $         0      $          0    $      0

      (iv) Potential Material Conflicts of Interest

      Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

      Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

      To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

      In some cases, a real, potential or apparent conflict may also arise where
(i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

      (a)(3) As of February 28, 2006:

      Portfolio Manager Compensation

      The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser (collectively, "MLIM"), is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for MLIM portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries that are fixed on an annual basis represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

      To that end, portfolio manager incentive compensation for MLIM and its affiliates is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to general closed-end, non-leveraged, fixed income funds over 1-, 3-, and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster Merrill Lynch's principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (herein, the "Company") stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to the Company's employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

         (a)(4) Beneficial Ownership of Securities. As of February 28, 2006, Mr. Booth beneficially owns stock issued by the Fund in the range of $100,001 - $500,000.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Debt Strategies Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Debt Strategies Fund, Inc.

Date: April 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Debt Strategies Fund, Inc.

Date: April 20, 2006


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Debt Strategies Fund, Inc.

Date: April 20, 2006